Prospectus Supplement

May 3, 2007

Morgan Stanley Institutional Fund Trust

Supplement dated May 3, 2007 to the Morgan Stanley Institutional Fund Trust Prospectus dated January 30, 2007 of:

Long Duration Fixed Income Portfolio

The last two sentences of the first paragraph of the section of the Prospectus entitled “Long Duration Fixed Income Portfolio – Approach” is hereby deleted and replaced with the following:

The Portfolio may invest in foreign securities, including emerging market securities. These securities may be denominated in U.S. dollars or in currencies other than U.S. dollars. The Portfolio may invest in asset-backed securities and may use futures, options, forwards, CMOs, swaps, options on swaps and other derivatives.

The following is hereby added as the fourth paragraph of the section of the Prospectus entitled “Long Duration Fixed Income Portfolio – Principal Risks”:

Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio’s investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio’s investments. These risks are greater in emerging market countries.

Please retain this supplement for future reference.

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